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                                                                EXHIBIT 10.9.3

                   AMENDED AND RESTATED SHAREHOLDER AGREEMENT
                   ------------------------------------------


         THIS AMENDED AND RESTATED SHAREHOLDER AGREEMENT (this "Agreement"), is made and effective as of March 28, 1996, by and among METANETICS CORPORATION (fka New Meta Licensing Corporation), a Delaware corporation (the "Corporation"), and each of the undersigned (collectively referred to as the "Original Shareholders" and individually as an "Original Shareholder") (any person, partnership, association, trust, corporation, limited liability company, or other entity acquiring any Shares (defined below) in accordance with the terms and conditions of this Agreement or otherwise, and any transferee that acquires any Shares from any such person or entity, and the estate, heirs, executors, administrators, successors and assigns of any such person or entity, as may be applicable, is referred to as an "Additional Shareholder" and collectively are referred to as the "Additional Shareholders," and together with the Original Shareholders are referred to as the "Shareholders"):

                                   WITNESSETH:

         WHEREAS, on September 22, 1995, the Certificate of Incorporation of New Meta Licensing Corporation was filed by the Secretary of State for the State of Delaware (as thereafter amended, the "Certificate");

         WHEREAS, pursuant to the Certificate the authorized capital stock of the Corporation consists solely of Ten Million (10,000,000) shares of Voting Common Stock $.01 par value (the "Voting Common"), Three Million (3,000,000) shares of NonVoting Common Stock $.01 par value and Three Million (3,000,000) shares of Preferred Stock $.01 par value (collectively the "Shares");

         WHEREAS, as of the date hereof, the issued and outstanding Shares of the Corporation's Voting Common is as indicated in Exhibit A to this Agreement. There are no shares of Non-Voting Common Stock or Preferred Stock issued or outstanding;

         WHEREAS, on September 29, 1995, the Corporation and its then current shareholders entered into a Shareholder Agreement (as thereafter amended, the "Original Agreement");

         WHEREAS, the parties desire to amend and restate the Original Agreement in anticipation of a realignment (i) of the material property of the Corporation whereby it will obtain legal title to certain intellectual property rights, and
(ii) of the ownership of the Corporation.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally and equitably bound, agree as follows:

                     ARTICLE 1. AMENDMENT AND GOVERNING LAW
                     --------------------------------------

         The Original Agreement is hereby amended and restated in its entirety, and shall no longer be of any force or effect. This Agreement shall be governed under, and in accordance with the laws of the State of Delaware, without regard to conflict of laws principles.

                              ARTICLE 2. MANAGEMENT
                              ---------------------

         (a) GENERAL. The Corporation shall have a Board of Directors comprised of up to seven (7) directors, but no fewer than three (3) directors. In the event the Board is deadlocked its Chairman shall cast the deciding vote. Subject to applicable law governing the responsibilities and liabilities of directors, which shall in any event take precedence, the Board's power and authority shall be restricted such that it may take no action which conflicts with the terms hereof or which is reserved to the Shareholders hereunder. Except as otherwise provided in this Agreement or as required by applicable law, all matters requiring action by the Shareholders shall be determined by a Two Thirds (2/3) majority vote based on the number of shares of Voting Common then owned by them. Each Shareholder agrees that the Directors of the Corporation shall be the following persons (and each Shareholder agrees to vote his shares to effectuate the election of such directors if so required) until their successors are elected in accordance with this Agreement, the Certificate and the Corporation's By-laws:



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                             Two Holding Designees,
          who on the date hereof are Yung Fu Chang and Robert A. Eberle

                             One Founders Designee,
                    who on the date hereof is Ynjiun P. Wang

                             One LazerData Designee,
                     who on the date hereof is Michael Hone

                            One Executives Designee,
                    who on the date hereof is David B. Swank


         For the purpose of the foregoing: "Holding" shall be Meta Holding Corporation ("Holding") or Telxon Corporation ("Telxon"), within Holding's discretion; "Founders" shall be the majority of Ynjiun P. Wang ("Wang"), John Chu ("Chu") and Yung Fu Chang ("Chang"); "LazerData" shall be LazerData Corporation ("LazerData") or PSC Inc., within LazerData's discretion; and "Executives" shall be the majority of the individual (non-entity) Original Shareholders and Accipiter Corporation, but excluding Wang, Chu and Chang.


         The LazerData Designee shall be named solely by LazerData from time to time, and such designee shall be entitled to sit on the Board so long as Lazer then owns at least 5% of the issued and outstanding shares of the Corporation's capital stock. Both of the Holding Designees shall be named solely by Holding from time to time, and such designees shall be entitled to sit on the Board so long as Holding (or Telxon) then owns at least 10% of the issued and outstanding shares of the Corporation's capital stock (or one designee so long as Holding (or Telxon) then owns at least 5% of the issued and outstanding shares of the Corporation's capital stock). The Founders Designee shall be named solely by the Founders from time to time, and such designee shall be entitled to sit on the Board so long as Wang, Chang and Chu then own an aggregate of at least 5% of the issued and outstanding shares of the Corporation's capital stock. The Executives Designee shall be named solely by the Executives from time to time, and such designee shall be entitled to sit on the Board so long as they then own an aggregate of at least 5% of the issued and outstanding shares of the Corporation's capital stock.

         A designee may be named at any time, and from time to time, by delivering written notice duly executed by the designator to the Secretary of the Corporation, for inclusion in the Corporation's minute book. In the event the Board establishes an Executive Committee, then the LazerData Designee and the Holding Designees have the right to sit on Such Committee.

         (b) BY-LAWS. The Corporation's By-laws shall continue in full force and effect from and after the date hereof. To the extent that the terms and conditions of this Agreement conflict with the Corporation's By-Laws, the terms and conditions of this Agreement shall control.

         (c) ACTION BY WRITTEN CONSENT. Unless otherwise required by law, any vote, approval, authorization or other action to be taken by the Shareholders or directors of the Corporation may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by Two Thirds (2/3) of the Shareholders entitled to vote on matters put before the Shareholders, or Two Thirds (2/3) of the directors entitled to vote on matters put before the directors, as the case may be. The original of such consent(s) shall be entered in the corporation's minute book.

                          ARTICLE 3. TRANSFER OF SHARES
                          -----------------------------

         (a) PROHIBITION ON TRANSFER. No Shareholder shall sell, exchange, give, transfer, assign, pledge, encumber, hypothecate, or otherwise dispose of any Shares, or any legal, beneficial or other interest in any Shares, whether now owned or hereafter acquired, whether voluntarily, involuntarily, by operation of law, or otherwise, including by way of intestacy, will, gift, bankruptcy, execution, or seizure and sale by legal process (such events separately and collectively are referred to as a "Transfer"), except as provided in this Agreement. The rights and obligations set forth in this Article 3 are subject in their entirety to the rights and obligations set forth in Article 4.


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         (b) CORPORATION RIGHT OF FIRST REFUSAL. In the event that a Shareholder at any time desires to Transfer all or any portion of his Shares to any third party (the "Offeror"), he must first offer to Transfer his Shares to the Corporation. Such offer must be upon the same terms and conditions as he proposes to Transfer such Shares to the Offeror, which terms and conditions shall be set forth in a written notice of offer (the "Notice of Offer"). The Notice of Offer shall state with particularity the terms upon which the Transfer of the Shares is proposed to be made, including, without limitation, the purchase price to be paid for the Shares, if any, the time and method of payment, and if payment is to be made other than in cash, the rate of interest to be paid on the non-cash portion of said purchase price (collectively the "Offer Price and Terms"). The Corporation shall have a period of thirty (30) days after receipt of the Notice of Offer within which to accept or reject in writing said offer of Transfer. Should the Corporation accept such offer, it shall forthwith acquire the tendered Shares at the Offer Price and Terms.
Failure of the Corporation to respond in writing to a Notice of Offer within such thirty (30) day period shall be deemed a rejection of said offer.

         (c) ORIGINAL SHAREHOLDER RIGHT OF FIRST REFUSAL. Should any of the subject Shares remain un-acquired by the Corporation at the expiration of the period specified in Section 3(b), the tendering Shareholder shall offer to Transfer his Shares to the Original Shareholders (excluding the tendering Shareholder if he is an Original Shareholder), if any, pro-rata to their Share interests, respectively at the Offer Price and Terms. The Original Shareholders shall have a period of thirty (30) days after receipt of the Notice of Offer within which to accept or reject in writing said offer of Transfer. Should any Original Shareholder accept such offer, he shall forthwith acquire the tendered Shares at the Offer Price and Terms. Failure of any Original Shareholder to respond in writing to a Notice of Offer within such thirty (30) day period shall be deemed a rejection of said offer. Should any, but not all, of the subject Shares remain un-acquired following the expiration of such thirty (30) day period, the remaining Original Shareholders electing to acquire tendered Shares shall have an additional Seven (7) day period to acquire the unsold Shares, pro rata to their Share interests, respectively (as between themselves).

         (d) ADDITIONAL SHAREHOLDER RIGHT OF FIRST REFUSAL. Should any of the subject Shares remain un-acquired by the Original Shareholders at the expiration of the periods specified in Section 3(c), or should there be no Original Shareholders at the time the subject Shares are offered, the tendering Shareholder shall offer to Transfer his Shares to the Additional Shareholders (excluding the tendering Shareholder if he is an Additional Shareholder), if any, pro rata to their Share interests, respectively. The Additional Shareholders shall have a period of fifteen (15) days after receipt of the Notice of Offer within which to accept or reject in writing said offer of Transfer. Should any Additional Shareholder accept such offer, he shall forthwith acquire the tendered Shares at the Offer Price and Terms. Failure of any Additional Shareholder to respond in writing to a Notice of Offer within such fifteen (15) day period shall be deemed a rejection of said offer. Should any, but not all, of the subject Shares remain un-acquired following the expiration of such fifteen (15) day period, the remaining Additional Shareholders electing to acquire tendered Shares shall have an additional Seven
(7) day period to acquire the unsold Shares, pro rata to their Share interests, respectively (as between themselves).

         (e) TRANSFER AND TAG ALONG. If all of the tendered Shares are not acquired by either the Corporation, the Original Shareholders and/or the Additional Shareholders, within the time periods provided for in Sections 3(b),
(c) and (d), respectively, the tendering Shareholder may Transfer the remaining un-acquired Shares to the Offeror; provided, however, that if the tendering Shareholder holds more than five percent (5%) of the then issued and outstanding Shares, then each of the non-tendering Original Shareholders who hold less than five percent (5%) of the then issued and outstanding Shares may participate with the tendering Shareholder in such Transfer, at the Offer Price and Terms, pro rata to their respective Share interests (as between themselves and the tendering Shareholder). Any such Original Shareholder that desires to participate in the Transfer shall have a period of fifteen (15) days after receipt of the Notice of Offer within which to notify the tendering Shareholder in writing of his election to participate in the Transfer. The tendering and participating Shareholders' Transfer must be completed within fifteen (15) days following the last day on which the last party could have acquired the Shares under Article 3(d), and must be at the Offer Price and Terms set forth in the applicable Notice of Offer.

         (f) ALTERATION OF TERMS. Each time the Offer Price and Terms are altered in any fashion, including, but not limited to, changes in the identity of the proposed Offeror or the consideration to be paid for the Shares to be Transferred, or in the event that a Transfer is not completed within the time period provided for in Section 3(e), then the subject Shares shall be re-offered to the Corporation, Original Shareholders and Additional Shareholders in accordance with Section 3(b), (c) and (d), respectively, as if a totally new transaction were proposed.

         (g) PERMITTED TRANSFER. A non-entity Shareholder is permitted to Transfer his Shares during his life without first offering his Shares to the Corporation, Original Shareholders or Additional Shareholders in accordance with
Section 3(b), (c) and (d), respectively if, but only if, the Transfer is to a trust created by the Shareholder for his benefit, or his spouse's benefit or the

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benefit of his lineal descendants, or to a corporation wholly owned by the
Original Shareholder or his spouse; and his estate may hold and transfer his shares in accordance with Section 3(h) and Article 4 to the Shareholder's devisees and heirs at law.

         A corporate Shareholder is permitted to Transfer its Shares without first offering its Shares to the Corporation, Original Shareholders or Additional Shareholders in accordance with Section 3(b), (c) and (d), respectively, if, but only if, the Transfer is to a corporation of which at least 80% of the issued and outstanding shares of its capital stock are owned by the Shareholder or its affiliates, or if at least 80% of the issued and outstanding shares of the Shareholder's capital stock are owned by the Transferee or an affiliate of the Shareholder, and each such transferee may similarly Transfer such Shares to similarly controlled or controlling affiliate corporations; in addition to the foregoing, Holding may Transfer its Shares, without first offering its Shares to the Corporation, Original Shareholders or Additional Shareholders in accordance with Section 3(b), (c) and (d), and no Shareholder shall have the right to participate in any such Transfer in accordance with Section 3(e), at any time and from time to time, so long as Holding then owns more than 19% of the then issued and outstanding shares of the Corporation's capital stock. If a Transfer is consummated under this Paragraph of Section 3(g) by an Original Shareholder, than its immediate transferee shall be deemed to be an Original Shareholder.

         In the event of a permitted Transfer, the transferor shall promptly furnish written notice thereof to the Corporation. Concurrently therewith, the transferee shall execute a written agreement to be bound by the terms and provisions of this Agreement, as provided in Section 3(h). All such transferees (except as provided in the preceding paragraph) shall be deemed to be Additional Shareholders.

         (h) ADDENDUM. Before the holdings of the successor in interest of any Shareholder shall be honored by the Corporation or accepted upon its stock register and before any right, title or interest whatsoever therein shall vest in such successor, and before the Corporation shall issue or agree to issue any previously unissued (or reissue or agree to reissue from treasury) Shares of, or any securities convertible into or exercisable for, stock of the Corporation, the Corporation shall require, as a condition to the issuance of a stock certificate or other instrument evidencing such stock or other security, that said successor in interest or the person to whom any such previously unissued (or reissued) Shares or other securities are to be issued, as the case may be, execute and deliver to the Secretary of the Corporation an Addendum to this Agreement in substantially the following form with appropriate insertions:

                                    ADDENDUM

         Pursuant to the AMENDED AND RESTATED SHAREHOLDER AGREEMENT (the "Agreement") dated March ___, 1996 by and among Metanetics Corporation, a Delaware corporation (the "Corporation") and its Shareholders, the undersigned, now the holder of __________ shares of _______ stock, with $.01 par value, of the Corporation evidenced by certificate(s) numbered __________, does hereby become a party to the Agreement entitled to the rights, and subject to the obligations, as set forth therein with the same force and effect as though he had executed said Agreement as an initial signatory party thereto. The undersigned acknowledges that he has read said Agreement and is familiar with and understands its terms.

         Dated this _____ day of __________, 199__.


                   _______________________________
                   (signature of new shareholder)

Whether or not such Addendum is executed, each successor in interest or new holder of Shares or other security shall in any event be bound by, and shall perform the obligations imposed by, this Agreement with the same force and effect as if such successor in interest had signed this instrument.

             ARTICLE 4. TRANSFER OF SHARES AFTER DEATH OF A SHAREHOLDER OR
             -------------------------------------------------------------
             TERMINATION OF EMPLOYMENT OF AN EMPLOYEE SHAREHOLDER
             ----------------------------------------------------


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         (a) GENERAL. Notwithstanding anything in this Agreement to the contrary, all Shares shall be subject to Article 4, whether such Shares are owned by the an Original Shareholder, Additional Shareholder or any transferee of a Shareholder, or an immediate or subsequent transferee thereof.

         (b) CORPORATION'S CALL OPTION. Upon the death of any individual Shareholder, the voluntary or involuntary termination of employment of a Shareholder who is employed by the Corporation, Holding or Telxon or any involuntary transfer of the Shares of any Shareholder, including transfers by reason of dissolution, liquidation, change in control, levy or execution, in connection with a divorce or dissolution proceeding, by judicial sale, sale by a receiver or in any bankruptcy or insolvency proceeding (individually an "Involuntary Event" and collectively "Involuntary Events"), the Corporation shall have an option to purchase such Shareholder's Shares for an amount equal to the Applicable Value (defined below) (if the Corporation is unable to or does not for any reason exercise any right under this Section 4(b), then Telxon shall succeed to such rights). The Corporation shall have a period of thirty (30) days after receipt of notice of the Involuntary Event to exercise this option in writing. If such Involuntary Event is the death of a Shareholder, then said thirty (30) day exercise period shall not begin to run until an executor or administrator of the deceased Shareholder's estate has been appointed by a court of competent jurisdiction. Should the Corporation exercise this option, it shall forthwith acquire the subject Shares at a price equal to the Applicable Value. This option shall automatically expire if not exercised within such thirty (30) day period. Nothing herein is intended to or shall be construed as an implied promise of employment or continued employment of any Shareholder by either the Corporation, Holding or Telxon.

         (c) TELXON'S VOTING TRUST. At any time and from time to time, from and after the date hereof, Telxon shall have the right to require the Telxon Shareholders, who are identified in Exhibit B to this Agreement, to place any or all of their Shares in a voting trust the form and substance of which shall be determined by Telxon.

         (d) APPLICABLE VALUE. "Applicable Value" shall be determined as follows:

                  (i) If the Involuntary Event is the death of a Shareholder, then the Applicable Value shall be Fair Market Value (defined below);

                  (ii) If the Involuntary Event is the termination of a Shareholder's employment by the Corporation, Holding and/or Telxon, for other than gross misconduct or a voluntary separation by the Shareholder, then the Applicable Value shall be Fair Market Value;

                  (iii) If the Involuntary Event is the termination of a Shareholder's employment by the Corporation, Holding and/or Telxon, for gross misconduct or voluntary separation by the Shareholder for any reason, then the Applicable Value shall be Fair Market Value for the Fixed (defined herein) portion of the Shareholder's Shares and the lower of Fair Market Value or the original purchase price on the un-Fixed portion.

                           (A) One fifth (1/5) of the Shares owned on September
                  29, 1995, by Chang and Chu, respectively, are deemed to have "Fixed" on January 1, 1995, and one fifth (1/5) shall Fix on each of the next four (4) anniversaries of January 1, 1995. The Shares of Wang owned on September 29, 1995, are deemed to have Fixed on January 1, 1995.

                           (B) One third (1/3) of the Shares owned on September
                  29, 1995 by any employee of the Corporation, Holding and/or Telxon, respectively, other than Wang, Chang and Chu, shall Fix on each of the next three (3) anniversaries of September 29, 1995, and One third (1/3) of the Shares thereafter acquired by any employee of the Corporation, Holding and/or Telxon, respectively (other than by the exercise of any stock options granted to any such employee or any Shares issued to prevent dilution of the Anti-Dilution Shares (defined herein)), shall Fix on each of the next three (3) anniversaries of the date such Shares are acquired; provided, however, that all Shares owned by Wang on the date of this Agreement are deemed to have fixed at the time of their issue.

                  (iv) If the Involuntary Event giving rise to the Corporation's right to exercise its call option is any other Involuntary Event, then the Applicable Value shall be Fair Market Value.

         (e) FAIR MARKET VALUE. "Fair Market Value" shall be either (i) the per share price paid by purchasers in the most recent private placement (within the past one (1) year) of Shares, the aggregate proceeds from which exceeded One Million Dollars


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($1,000,000), or (ii) if no private placement has taken place within the past one (1) year, Fair Market Value shall be determined by Hambrecht and Quist or any other investment banking firm mutually agreed upon by the parties to the transaction, as of the date of the Involuntary Event giving rise to the valuation, without regard to the Corporation's loss or replacement of any Shareholder/employee. The fees and costs incurred with such investment banking firm shall be paid by the purchaser; provided, however that the seller shall pay a portion of such fees and costs in proportion to his or her ownership of the then issued and outstanding Shares. In the event that either seller or purchaser is dissatisfied with the valuation then a dissatisfied party may obtain its own valuation from a qualified, nationally recognized investment banking firm, which must be completed within sixty (60) days after completion of the initial valuation. If no valuation obtained by a dissatisfied party varies from the initial valuation by more than 10%, then the two or three valuations, as the case may be, shall be averaged and that average shall be the Fair Market Value of the Shares. The cost of a dissatisfied party's valuation shall be paid by the dissatisfied party. If the valuation obtained by any dissatisfied party varies from the initial valuation by more than 10%, then the valuation issue shall be submitted to the American Arbitration Association for its determination of value in accordance with its commercial arbitration rules; provided that such valuation shall be based solely on the valuations already obtained pursuant to this Section, and in no event shall exceed the greatest such valuation nor be less than the lowest such valuation. The cost of the arbitration shall be paid equally by seller and purchaser.

                         ARTICLE 5. REGISTRATION RIGHTS
                         ------------------------------

         (a) DEFINITIONS. As used in this Article 5, the following terms have the following meanings:

                  "Commission" means the United States Securities and Exchange Commission.

                  "IPO" means an underwritten, firm commitment, public offering by Metanetics Corporation of its Voting Common Stock.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

                  "Registrable Securities" means (a) Voting Common; and (b) any stock or other securities of the Corporation acquired by a Shareholder in a stock split or reclassification of, or a stock dividend or other distribution on or in substitution or exchange for, or otherwise acquired in connection with the securities described in clause (a) above.

                  "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or Rule 144A or any other rule promulgated under the Securities Act complementary thereto.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

         (b) INCIDENTAL REGISTRATION. Each time the Corporation shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders (other than a registration statement on Forms S-4, S-8 or other limited purpose form), the Corporation will give written notice of its determination to each Shareholder. Upon the written request of a Shareholder given within thirty (30) days after receipt of any such notice from the Corporation, the Corporation will cause the Shareholder's Registrable Securities to be included in such registration statement. Nothing herein shall prevent the Corporation from, at any time, abandoning or delaying such registration. If any registration pursuant to this section shall be underwritten, in whole or in part, the Corporation may require that, and any holder of the Registrable Securities shall be entitled, upon request, to have the Registrable Securities included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

         (c) REGISTRATION PROCEDURES. If and whenever the Corporation attempts to effect the registration of any Registrable Securities under the Securities Act pursuant to the provisions hereof, the Corporation will:

                  (i) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, but not to exceed nine months;

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                  (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, but not to exceed nine months;

                  (iii) furnish to the Shareholder such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (iv) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Shareholder may require;

                  (v) notify the Shareholder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (vi) notify the Shareholder promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (vii) prepare and file with the Commission, promptly upon the request of the Shareholder, any amendments or supplements to such registration statements or prospectus which, in the opinion of counsel for the Shareholder, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by the Shareholder;

                  (viii) prepare and promptly file with the Commission and promptly notify the Shareholder of the filing of such amendment or supplement to such registration statement or prospectus, as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or fail to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                  (ix) advise the Shareholder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal, if such stop order should be issued;

                  (x) not file any amendment or supplement to such registration statement or prospectus to which the Shareholder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof, unless in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law; and

                  (xi) at the request of the Shareholder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (a) opinions, dated such respective dates, of the counsel representing the Corporation for the purposes of such registration, addressed to the underwriters, if any, and to the Shareholder, covering such matters as such underwriters and the Shareholder may reasonably request; and (b) letters, dated such respective dates, from the independent certified public accountants of the Corporation, addressed to the underwriters, if any, and to the Shareholder, covering such matters as such underwriters and the Shareholder may reasonably request, in which letters such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Corporation included in the registration statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.



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         (d) EXPENSES. The Corporation shall bear all fees, costs and expenses of any registration hereunder, including but not limited to all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Corporation and the Shareholder and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, except that underwriting discounts and commissions and transfer taxes for the Shareholder shall be borne by the Shareholder.

         (e) INDEMNIFICATION. The Corporation will defend, indemnify and hold harmless the Shareholder and any underwriter (as defined in the Securities Act) for the Shareholder and each person, if any, who controls the Shareholder or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which the Shareholder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; PROVIDED, HOWEVER, that the Corporation will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Shareholder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

         (f) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Corporation will not take any action, or permit any change within its control to occur, with respect to the Registrable Securities, which would adversely affect the ability of the Shareholder to include such securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration.

         (g) ASSIGNMENT. The rights under this Article 5 are fully assignable by the Shareholders, and shall inure to the benefit of the Shareholders and their respective successors and assigns.

         (h) RULE 144. From the first date that any Shareholder's Registrable Securities are registered pursuant to the terms hereof, or such earlier date as of which a registration statement filed by the Corporation pursuant to the Securities Exchange Act of 1934 (as amended, the "1934 Act"), relating to any class of the Corporation's securities shall become effective, and until the Original Shareholders shall own less than an aggregate of two (2) percent of any class or series of equity securities of the Corporation, the Corporation shall comply with all of the reporting requirements of the 1934 Act, whether or not it shall be required to do so, and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Voting Common Stock. The Corporation shall cooperate with the Shareholder in supplying such information as may be necessary for it to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

                            ARTICLE 6. MISCELLANEOUS
                            ------------------------

         (a) In order to effectuate the terms and restrictions of this Agreement, each certificate of stock evidencing Shares owned by the Shareholders or issued by the Corporation shall bear the following legend:

         OWNERSHIP, ENCUMBRANCE, PLEDGE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THIS CERTIFICATE OF STOCK, OR ANY SHARES ISSUED IN LIEU THEREOF, ARE SUBJECT TO RESTRICTIONS CONTAINED IN AN AMENDED AND RESTATED SHAREHOLDER AGREEMENT DATED AND EFFECTIVE AS OF THE ___ DAY OF MARCH, 1996, BY AND AMONG THE CORPORATION AND ITS SHAREHOLDERS, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE CORPORATION. A COPY OF THE AMENDED AND RESTATED SHAREHOLDER AGREEMENT AND THE CORPORATION'S BY-LAWS WILL BE MAILED BY THE CORPORATION TO ANY SHAREHOLDER WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER WRITTEN REQUEST THEREFOR.

         THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND APPLICABLE



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



         STATE SECURITIES LAWS ("STATE LAWS") AND HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE ACT AND STATE LAWS OR
         (ii) A TRANSACTION PERMITTED BY RULE 144 OR RULE 145 UNDER THE ACT OR EQUIVALENT STATE LAWS FOR WHICH THE ISSUER HAS RECEIVED REASONABLY SATISFACTORY EVIDENCE OF COMPLIANCE WITH THE PROVISIONS OF SUCH APPLICABLE RULE OR (iii) AN OPINION OF COUNSEL SATISFACTORY TO ISSUER THAT SUCH SHARES ARE EXEMPT FROM THE REGISTRATION PROVISIONS OF THE ACT AND STATE LAWS OR (iv) A NO-ACTION LETTER FROM THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION AND THE STATE DIVISION OF SECURITIES THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR STATE LAWS."

         (b) If a Shareholder or his executor, administrator, or transferee shall be in default under any of the terms and conditions of this Agreement, or if any Shares are held in any manner contrary to the terms and conditions of this Agreement, the Corporation may avail itself of all remedies afforded at law or in equity, and, in addition, no dividends shall be paid upon the Shares with respect to which such default exists and the holder of such Shares shall not be entitled to vote.

         (c) Failure of the Corporation or remaining Shareholders to acquire Shares as to which notice has been given hereunder or for which a right or option to acquire has become exercisable, and the Transfer of any Shares to any transferee or any subsequent transferee, shall not be deemed to release said Shares from any of the restrictions herein contained. All restrictions imposed in this Agreement shall apply to any future Transfer of Shares, whether acquired through voluntary acts or by operation of law. Any purported Transfer of Shares in violation of this Agreement will not affect the beneficial ownership of such Shares, nor shall such Transfer be recognized in the books and records of the Corporation. The Shareholder, or his successor, making the purported Transfer will retain the right to vote, the right to receive dividends and liquidated proceeds upon, and any other rights under, his Shares. Neither the Corporation, nor any director or officer of the Corporation, nor any transfer agent shall be liable for any refusal to Transfer any Shares or issue any new certificates when it or he in good faith believes that such Transfer or issuance would be in violation of this Agreement.

         (d) This Agreement shall terminate and the Shares shall cease to be subject to this Agreement upon (i) the merger of the Corporation with or into any other corporation in an arms length transaction, (ii) the consolidation of the Corporation with any other corporation in an arms length transaction, (iii) the sale of all of the issued and outstanding Shares of the Corporation to a single purchaser, (iv) the sale of substantially all of the Corporation's assets
(v) an IPO (as defined in Article 5); provided, however that the parties rights and obligations under Article 5 shall survive any IPO.

         (e) This Section 6(e) supersedes the Anti-Dilution Agreement dated September 29, 1995, by and among the Corporation and its Shareholders, which shall be of no further force or effect. The one hundred sixty thousand (160,000) Shares owned by Wang on September 29, 1995 are "Anti-Dilution Shares". The Corporation shall not issue any additional shares of its capital stock ("Shares") or any other security of the Corporation or grant, issue or make, any option, warrant or other right, subscription, put or other agreement, commitment or obligation of any kind exercisable or exchangeable for or convertible into such Shares or any other such security (the consideration paid to the Corporation for any of the forgoing is referred to as "New Capital") unless (a) the Corporation issues a number of Shares to Wang (the consideration for such Shares shall be equal to the par value thereof and shall be paid by Wang) such that the Anti-Dilution Shares at all times equal four percent (4%) of the issued and outstanding Shares, or (b) the Fair Market Value (as defined in and determined in accordance with the Shareholder Agreement) of the Corporation at that time is One Hundred Million Dollars ($100,000,000) (inclusive of the New Capital being raised by the transaction in question). Upon an IPO of the Corporation's capital stock, the agreement in this Section 6(e) and Wang's anti-dilution rights hereunder shall terminate automatically and be of no force or effect.

         (f) Section and Article headings are not to be considered part of this Agreement; they are included solely for convenience and are not intended to be full or accurate descriptions of the contents hereof.

         (g) All of the terms and words used in this Agreement, regardless of the number and gender in which they are used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter,

         (h) This Agreement constitutes the entire agreement between the parties with respect to the within subject matter, and supersedes all prior agreements or understandings with respect thereto.

         (i) All clauses of this Agreement are distinct and severable. If any clause shall be held to be unenforceable or overly broad, a court of competent jurisdiction is hereby authorized to modify such clause so as to render the terms, provisions and restrictions hereof enforceable to the maximum extent permitted by law.

         (j) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument. Faxed signatures shall be deemed to be original for evidentiary purposes.

         (k) Notices required hereunder shall be deemed to have been given when mailed, by certified mail, addressed to the Shareholders as set forth in the Share Journal of the Corporation, or as set forth in any notice of change of address previously given in writing by the addressee to the addressor, and to the Corporation at its principal offices, with a copy to Robert A Goodman, Esq., Goodman Weiss Miller Goldfarb, 100 Erieview Plaza, 27th Floor, Cleveland, Ohio 44114, or as set forth in any notice of change of address previously given in writing by the addressee to the addressor.

         (l) The terms, provisions and restrictions set forth in this Agreement shall be binding upon the Shareholders of the Corporation and their respective heirs, executors, administrators, personal representatives, successors and assigns, and upon the Corporation and any successors-in-interest to the Corporation.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first appearing above.


                             METANETICS CORPORATION


                             By: /s/ Ynjiun P. Wang
                                 ----------------------------
                                 Ynjiun P. Wang

                             Its: President
                                 ----------------------------




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